UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.


          April 30, 2004                             033-10456
  ----------------------------              ------------------------
       Date of Report                        Commission File Number
(Date of earliest event reported)

                   SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                                    56-2416925
  ----------------------------              ------------------------
 (State or other jurisdiction              (I.R.S. Employer Identification
  of incorporation or  organization)       Number)


                   6 Youpeng Road, Qufu, Shandong China 273100
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (86)537-4424999
            --------------------------------------------------------
              (Registrant's telephone number, including area code)



                                Network USA, Inc.
            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

         Effective on April 30, 2004 the registrant consummated its acquisition of all of the issued and outstanding shares of Sunwin Technology Group, Inc., and on May 12, 2004, filed a Current Report on Form 8-K to disclose completion of that acquisition. The purpose of this filing is to amend the Current Report on Form 8-K by filing certain financial statements and financial information required by Regulation S-X and identified in Item 7 below.

Item 7.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

         Effective April 30, 2004 the small business issuer completed its acquisition of all of the issued and outstanding shares of Sunwin Tech Group, Inc. Attached are the audited balance sheet of Sunwin Tech Group, Inc. as of April 30, 2004 and the related statements of operations, changes in shareholders' deficiency and cash flows for the year ended April 30, 2004. The financial statements of Sunwin International Neutraceuticals, Inc. give effect to the reverse merger that occurred on April 30, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 1, 2004                    SUNWIN INTERNATIONAL
                                            NEUTRACEUTICALS, INC.


                                            By:      /s/  BauzhongYuan
                                                     Bauzhong Yuan, CEO

           SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC. AND SUBSIDIARIES
                          (FORMERLY NETWORK USA, INC.)
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS






                                    CONTENTS


Report of Independent Registered Public Accounting Firm......................F-2

Consolidated Financial Statements:

    Consolidated Balance Sheet...............................................F-3

    Consolidated Statements of Operations....................................F-4

    Consolidated Statements of Stockholders' Equity..........................F-5

    Consolidated Statements of Cash Flows....................................F-6

Notes to Consolidated Financial Statements...........................F-7 to F-18

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Sunwin International Neutraceuticals, Inc. (Formerly Network USA, Inc.) Shandong, China


          We have audited the accompanying consolidated balance sheet of Sunwin International Neutraceuticals, Inc. (Formerly Network USA, Inc.) as of April 30, 2004, and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended April 30, 2004 and 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amount and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Sunwin International Neutraceuticals, Inc. (Formerly Network USA, Inc.) as of April 30, 2004, and the results of their operations and their cash flows for the years ended April 30, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America.


                                            /s/Sherb & Co., LLP
                                          Certified Public Accountants

New York, New York
August 31, 2004

            SUNWIN INTERNATIONAL NEUTACEUTICALS, INC. AND SUBSIDIARIES
                           (FORMERLY NETWORK USA, INC.)
                            CONSOLIDATED BALANCE SHEET
                                  April 30, 2004




                                      ASSETS
CURRENT ASSETS:
    Cash                                                                                  $     543,078
    Accounts receivable (net of allowance for doubtful accounts of $1,576,899)                2,623,036
    Inventories (net of allowance for obsolete inventory of $61,366)                          3,877,217
    Due from related parties                                                                    513,785
    Prepaid expenses and other                                                                  580,530
                                                                                          -------------

        Total Current Assets                                                                  8,137,646
                                                                                          -------------

PROPERTY AND EQUIPMENT - Net                                                                  2,071,914
                                                                                          -------------

OTHER ASSETS:
   Other assets                                                                                  12,077
                                                                                          -------------
        Total Other Assets                                                                       12,077
                                                                                          -------------

        Total Assets                                                                      $  10,221,637
                                                                                          =============

                       LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Loans payable                                                                         $   1,353,235
    Accounts payable and accrued expenses                                                     2,259,715
    Advances from customers                                                                   1,030,376
                                                                                          -------------

        Total Current Liabilities                                                             4,643,326

OTHER PAYABLES                                                                                  130,290
                                                                                          -------------

        Total Liabilities                                                                     4,773,616
                                                                                          -------------

MINORITY INTEREST                                                                             1,655,066
                                                                                          -------------

STOCKHOLDERS' EQUITY:
    Preferred stock ($.001 Par Value;1,000,000 Shares Authorized;
        no shares issued and outstanding)                                                             -
    Common stock ($.001 Par Value; 200,000,000 Shares Authorized;
        31,617,276 shares issued and outstanding)                                                31,617
    Additional paid-in capital                                                                  313,383
    Retained earnings                                                                         3,547,955
    Less: Deferred compensation                                                                (100,000)
                                                                                          -------------

        Total Stockholders' Equity                                                            3,792,955
                                                                                          -------------

        Total Liabilities and Stockholders' Equity                                        $  10,221,637
                                                                                          =============

                  See notes to consolidated financial statements

                                      F-3


           SUNWIN INTERNATIONAL NEUTACEUTICALS, INC. AND SUBSIDIARIES
                          (FORMERLY NETWORK USA, INC.)
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                 For the Years Ended April 30,
                                                                             -----------------------------------------
                                                                                    2004                  2003
                                                                             -------------------   -------------------
NET REVENUES                                                                       $ 10,887,670           $ 8,104,074

COST OF SALES                                                                         7,749,821             5,467,886
                                                                             -------------------   -------------------

GROSS PROFIT                                                                          3,137,849             2,636,188
                                                                             -------------------   -------------------

OPERATING EXPENSES:
     Non-cash compensation                                                              112,500                     -
     Selling expenses                                                                 1,007,466               857,655
     General and administrative                                                       1,044,139               461,233
                                                                             -------------------   -------------------

        Total Operating Expenses                                                      2,164,105             1,318,888
                                                                             -------------------   -------------------

INCOME FROM OPERATIONS                                                                  973,744             1,317,300

OTHER INCOME (EXPENSE):
     Other income                                                                        48,349                 3,985
     Interest expense, net                                                              (59,228)             (104,468)
                                                                             -------------------   -------------------

        Total Other Income (Expense)                                                    (10,879)             (100,483)
                                                                             -------------------   -------------------

INCOME BEFORE INCOME TAXES                                                              962,865             1,216,817

INCOME TAXES                                                                           (352,713)             (414,801)
                                                                             -------------------   -------------------

INCOME BEFORE MINORITY INTEREST                                                         610,152               802,016

MINORITY INTEREST IN INCOME OF SUBSIDIARY                                              (144,842)             (165,673)
                                                                             -------------------   -------------------

NET INCOME                                                                            $ 465,310             $ 636,343
                                                                             ===================   ===================

NET INCOME PER COMMON SHARE - BASIC AND DILUTED:
      Net income per common share                                                        $ 0.03                $ 0.04
                                                                             ===================   ===================

     Weighted Common Shares Outstanding - basic and diluted                          17,040,051            17,000,004
                                                                             ===================   ===================



            See notes to consolidated financial statements

           SUNWIN INTERNATIONAL NEUTACEUTICALS, INC. AND SUBSIDIARIES
                          (FORMERLY NETWORK USA, INC.)
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                   For the Years Ended April 30, 2004 and 2003



                                    Common Stock, $.001 Par Value
                                  -------------------------------     Additional                                          Total
                                       Number of                        Paid-in        Retained          Deferred      Stockholders'
                                       Shares           Amount          Capital        Earnings        Compensation       Equity
                                --------------------------------  --------------  ----------------  ----------------  --------------

Balance, April 30, 2002                17,000,004       $ 17,000       $ 15,500       $ 2,541,302            $ -        $ 2,573,802

Net income for the year                         -              -              -           636,343              -            636,343
                                --------------------------------  --------------   ---------------   ---------------  --------------


Balance, April 30, 2003               17,000,004          17,000         15,500         3,177,645              -          3,210,145

Issuance of common stock pursuant
 to share exchange agreement          11,492,268          11,492        (11,492)          (95,000)             -            (95,000)

Common stock issued for debt           1,000,002           1,000         99,000                 -              -            100,000

Common stock issued for services       2,125,002           2,125        210,375                 -       (100,000)           112,500

Net income for the year                        -               -              -           465,310              -            465,310
                                --------------------------------  --------------   ---------------   ---------------  --------------


Balance, April 30, 2004               31,617,276        $ 31,617      $ 313,383       $ 3,547,955     $ (100,000)       $ 3,792,955
                                ================================  ==============   ==============    ===============  ==============


                 See notes to consolidated financial statements

           SUNWIN INTERNATIONAL NEUTACEUTICALS, INC. AND SUBSIDIARIES
                          (FORMERLY NETWORK USA, INC.)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                            Years Ended April 30,
                                                                                   ----------------------------------------
                                                                                         2004                  2003
                                                                                   ------------------    ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net Income                                                                             $ 465,310             $ 636,343
    Adjustments to reconcile net income to net cash provided by operating activities:
       Depreciation and amortization                                                         510,667               193,924
       Stock-based compensation                                                              112,500                     -
       Minority interest                                                                     144,841               165,673
       Allowance for doubtful accounts                                                        18,700                18,171
    Changes in assets and liabilities:
       Accounts receivable                                                                  (473,547)             (790,486)
       Inventories                                                                           276,089              (669,777)
       Prepaid and other current assets                                                       29,239                23,790
       Due from related parties                                                             (271,091)             (202,991)
       Other assets                                                                          (12,077)               17,536
       Accounts payable and accrued expenses                                                (154,834)              295,110
       Advances to customers                                                                 307,760               716,299
                                                                                   ------------------    ------------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                                    953,557               403,592
                                                                                   ------------------    ------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Investment related to acquisition                                                        (95,000)                    -
    Capital expenditures                                                                    (602,639)             (481,934)
                                                                                   ------------------    ------------------

NET CASH FLOWS USED IN INVESTING ACTIVITIES                                                 (697,639)             (481,934)
                                                                                   ------------------    ------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from loans payable                                                            1,184,300               791,063
    Payments on loans payable                                                             (1,045,690)             (723,333)
                                                                                   ------------------    ------------------

NET CASH FLOWS PROVIDED BY FINANCING ACTIVITIES                                              138,610                67,730
                                                                                   ------------------    ------------------

NET INCREASE (DECREASE) IN CASH                                                              394,528               (10,612)

CASH  - beginning of year                                                                    148,550               159,162
                                                                                   ------------------    ------------------

CASH - end of year                                                                         $ 543,078             $ 148,550
                                                                                   ==================    ==================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW  INFORMATION:
          Common stock issued for debt                                                     $ 100,000                   $ -
                                                                                   ==================    ==================


                 See notes to consolidated financial statements.

           SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC. AND SUBSIDIARIES
                          (FORMERLY NETWORK USA, INC.)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             April 30, 2004 and 2003

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
             POLICIES

The Company

Sunwin International Neutraceuticals, Inc. (the "Company") was incorporated on August 27, 1987 in the State of Nevada as Network USA, Inc. (Network). The Company does not have any substantive operations of its own and substantially all of its primary business operations are conducted through its 80%-owned subsidiary, Qufu Natural Green Engineering Company Limited and its subsidiaries ("Qufu").

On April 30, 2004, under a Share Exchange Agreement, the Company issued 17,000,004 shares of the Company's common stock for the acquisition of all of the outstanding capital stock of Sunwin Tech Group, Inc., ("Sunwin") a Florida corporation, from its four shareholders: Baozhong Yuan, Laiwang Zhang, Xianfeng Kong and Lei Zhang. For financial accounting purposes, the exchange of stock was treated as a recapitalization of Sunwin with the former shareholders of the Company retaining 11,492,268 or approximately 36.3% of the outstanding stock. The consolidated financials statements reflect the change in the capital structure of the Company due to the recapitalization and the consolidated financial statements reflect the operations of the Company and its subsidiaries for the periods presented.

In connection with the transaction, Sunwin purchased 4,500,000 shares of the common stock of Network USA owned by the former principal shareholders of Network for $175,000, and, at the closing, Sunwin distributed the 4,500,000 shares to Baozhong Yuan, Laiwang Zhang, Xianfeng Kong and Lei Zhang, pro-rata to their ownership of Sunwin immediately prior to the closing.

Effective July 27, 2004 Network changed its name to Sunwin International Neutraceuticals, Inc. The Company filed an amendment to its Articles of Incorporation on July 12, 2004 to change its name, and to increase the number of shares of common stock it is authorized to issue to 200,000,000 shares, $.001 par value per share.

Also, effective July 27, 2004, the Company effected a six for one (6:1) forward stock split of its issued and outstanding common stock. Each stockholder of record at the close of business on July 27, 2004 will receive five additional shares of common stock for each share of common stock held. All share and per-shares information has been restated to reflect this forward stock split.

On January 26, 2004, effective February 1, 2004, the Company entered into a Stock Purchase Agreement with Shandong Shengwang Pharmaceutical Group Corporation ("Shandong"), a 90% shareholder of Qufu and its subsidiaries. Qufu is a Chinese limited liability company with principal offices in Qufu City, Shandong, China. Qufu was founded in July 1999 and was re-registered in January 2004 in order to change its capital structure. Under this agreement, Shandong exchanged 80% of the issued and outstanding capital stock of Qufu in exchange for 100% of the issued and outstanding capital stock of Sunwin Tech Group, Inc. ("Sunwin") with a fair market value of $95,000. The Stock Purchase Agreement has been accounted for as a reverse acquisition under the purchase method for business combinations. Accordingly, the combination of the two companies is recorded as a recapitalization of Qufu, pursuant to which Sunwin is treated as the continuing entity.

           SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC. AND SUBSIDIARIES
                          (FORMERLY NETWORK USA, INC.)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             April 30, 2004 and 2003


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
             POLICIES (Continued)

The Company (Continued)

The Company has an 80% ownership in Qufu Natural Green Engineering Company, Limited ("Qufu"), a company organized under the laws of the Peoples Republic of China. Qufu is engaged in the areas of essential traditional Chinese medicine, 100 percent organic herbal medicine, nutraceutical products, natural sweetener (beet sugar), and animal medicine prepared from 100% organic herbal ingredients.

Basis of presentation

The consolidated statements include the accounts of Sunwin International Neutraceuticals, Inc and its wholly and partially-owned subsidiaries. All significant inter-company balances and transactions have been eliminated.

Cash and cash equivalents

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents.

Inventories

Inventories, consisting of raw materials and finished goods related to the Company's products are stated at the lower of cost or market utilizing the first-in, first-out method.

Fair value of financial instruments

The carrying amounts reported in the balance sheet for cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, loans and amounts due from related parties approximate their fair market value based on the short-term maturity of these instruments.

Income taxes

The Company files federal and state income tax returns in the United States for its domestic operations, and files separate foreign tax returns for the Company's Chinese subsidiaries. Income taxes are accounted for under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

           SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC. AND SUBSIDIARIES
                          (FORMERLY NETWORK USA, INC.)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             April 30, 2004 and 2003


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
             POLICIES (Continued)

Income (Loss) per Share

Net income (loss) per common share for the years ended April 30, 2004 and 2003 is based upon the weighted average common shares and dilutive common stock equivalents outstanding during the year as defined by Statement of Financial Accounting Standards, Number 128 "Earnings Per Share." As of April 30, 2004 and 2003, there were no outstanding common stock equivalents.

Property and Equipment

Property and equipment are stated at cost. Depreciation and amortization are provided using the straight-line method over the estimated economic lives of the assets, which are from five to ten years. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Foreign currency translation

Transactions and balances originally denominated in U.S. dollars are presented at their original amounts. Transactions and balances in other currencies are converted into U.S. dollars in accordance with Statement of Financial Accounting Standards (SFAS) No. 52, "Foreign Currency Translation," and are included in determining net income or loss.

For foreign operations with the local currency as the functional currency, assets and liabilities are translated from the local currencies into U.S. dollars at the exchange rate prevailing at the balance sheet date. Revenues and expenses are translated at weighted average exchange rates for the period to approximate translation at the exchange rates prevailing at the dates those elements are recognized in the financial statements. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive loss.

The functional and reporting currency is the U.S. dollar. The functional currency of the Company's Chinese subsidiary, Qufu, is the local currency. The financial statements of the subsidiaries are translated into United States dollars using year-end rates of exchange for assets and liabilities, and average rates of exchange for the period for revenues, costs, and expenses. Net gains and losses resulting from foreign exchange transactions are included in the consolidated statements of operations and were not material during the periods presented because the Chinese dollar (RMB) fluctuates with the United States dollar. The cumulative translation adjustment and effect of exchange rate changes on cash at April 30, 2004 and 2003 was not material

           SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC. AND SUBSIDIARIES
                          (FORMERLY NETWORK USA, INC.)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             April 30, 2004 and 2003


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
              POLICIES (Continued)

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Comprehensive loss

The Company uses Statement of Financial Accounting Standards No. 130 (SFAS 130) "Reporting Comprehensive Income". Comprehensive income is comprised of net loss and all changes to the statements of stockholders' equity, except those due to investments by stockholders', changes in paid-in capital and distributions to stockholders.

Concentration of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable. The Company places its cash with high credit quality financial institutions. Almost all of the Company's sales are credit sales which are primarily to customers whose ability to pay is dependent upon the industry economics prevailing in these areas; however, concentrations of credit risk with respect to trade accounts receivables is limited due to generally short payment terms. The Company also performs ongoing credit evaluations of its customers to help further reduce credit risk.

Stock based compensation

The Company accounts for stock options issued to employees in accordance with the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. As such, compensation cost is measured on the date of grant as the excess of the current market price of the underlying stock over the exercise price. Such compensation amounts, if any, are amortized over the respective vesting periods of the option grant. The Company adopted the disclosure provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" and SFAS 148, "Accounting for Stock-Based Compensation -Transition and Disclosure", which permits entities to provide pro forma net income (loss) and pro forma earnings (loss) per share disclosures for employee stock option grants as if the fair-valued based method defined in SFAS No. 123 had been applied. The Company accounts for stock options and stock issued to non-employees for goods or services in accordance with the fair value method of SFAS 123.

           SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC. AND SUBSIDIARIES
                          (FORMERLY NETWORK USA, INC.)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             April 30, 2004 and 2003


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
             POLICIES (Continued)

Research and development

Research and development costs are expensed as incurred.

Revenue recognition

The Company follows the guidance of the Securities and Exchange Commission's Staff Accounting Bulletin 104 for revenue recognition. In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured. The following policies reflect specific criteria for the various revenues streams of the Company:

The Company's revenues from the sale of products are recorded when the goods are shipped, title passes, and collectibility is reasonably assured.

Advertising

Advertising is expensed as incurred. Advertising expenses for the years ended April 30, 2004 and 2003 totaled approximately $150,203 and $43,534, respectively.

Minority Interest

Under generally accepted accounting principles when losses applicable to the minority interest in a subsidiary exceed the minority interest in the equity capital of the subsidiary, the excess is not charged to the majority interest since there is no obligation of the minority interest to make good on such losses. The Company, therefore, has included losses applicable to the minority interest against its interest since the minority owners have no obligation to make good on the losses. If future earnings do materialize, the Company shall be credited to the extent of such losses previously absorbed.

Shipping and costs

Shipping costs are included in selling and marketing expenses and totaled $194,430 and $50,879 for the years ended April 30, 2004 and 2003, respectively.

           SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC. AND SUBSIDIARIES
                          (FORMERLY NETWORK USA, INC.)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             April 30, 2004 and 2003


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
             POLICIES (Continued)

Recent accounting pronouncements

In January 2003, the FASB issued Interpretation No. 46 ("FIN 46"), "Consolidation of Variable Interest Entities." FIN 46 requires that if an entity has a controlling financial interest in a variable interest entity, the assets, liabilities and results of activities of the variable interest entity should be included in the consolidated financial statements of the entity. FIN 46 requires that its provisions are effective immediately for all arrangements entered into after January 31, 2003. The Company does not have any variable interest entities created after January 31, 2003. For those arrangements entered into prior to January 31, 2003, the FIN 46 provisions are required to be adopted at the beginning of the first interim or annual period beginning after June 15, 2003. The Company has not identified any variable interest entities to date and will continue to evaluate whether it has variable interest entities that will have a significant impact on its consolidated balance sheet and results of operations.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective for the first interim period beginning after June 15, 2003, with certain exceptions. The adoption of SFAS No. 150 did not have a significant impact on our consolidated financial position or results of operations.

NOTE 2 - INVENTORIES

At April 30, 2004, inventories consisted of the following:


         Raw materials                   $  2,028,547

         Finished goods                     1,848,670
                                         --------------

                                         $  3,877,217
                                        ==============

           SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC. AND SUBSIDIARIES
                          (FORMERLY NETWORK USA, INC.)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             April 30, 2004 and 2003

                        NOTE 3 - PROPERTY AND EQUIPMENT

At April 30, 2004, property and equipment consisted of the following:

                                        Estimated Life
         Office Furniture                 7 Years        $      1,990
         Computer Equipment               5 Years               8,878
         Auto and Truck                  10 Years               3,805
         Manufacturing Equipment          7 Years           2,908,428
         Building                        20 Years             578,126
         Office Equipment                 5 Years              33,729
                                                         --------------
                                                            3,534,956
         Less: Accumulated Depreciation                    (1,463,042)
                                                         --------------

                                                         $  2,071,914
                                                         ==============

For the years ended April 30, 2004 and 2003, depreciation expense amounted to $510,6672 and $193,924, respectively.

NOTE 4 - RELATED PARTY TRANSACTIONS

Due from related parties

The consolidated financial statements include balances and transactions with related parties. At April 30, 2004, the Company had a receivable from Shengwang and its affiliated entities of $513,785.

NOTE 5 - ACQUISITIONS

On January 26, 2004, effective February 1, 2004, the Company entered into a Stock Purchase Agreement with Shandong Shengwang Pharmaceutical Group Corporation ("Shandong"), a 90% shareholder of Qufu Natural Green Engineering Company Limited and its subsidiaries ("Qufu"). Qufu is a Chinese limited liability company with principal offices in Qufu City, Shandong, China. Under this agreement, Shandong exchanged 80% of the issued and outstanding capital stock of Qufu in exchange for 100% of the issued and outstanding capital stock of Sunwin Tech Group, Inc. with a fair market value of $95,000. The Company accounted for this acquisition using the purchase method of accounting.

The Stock Purchase Agreement has been accounted for as a reverse acquisition under the purchase method for business combinations. Accordingly, the combination of the two companies is recorded as a recapitalization of Qufu, pursuant to which Sunwin is treated as the continuing entity.

           SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC. AND SUBSIDIARIES
                          (FORMERLY NETWORK USA, INC.)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             April 30, 2004 and 2003



NOTE 6 - LOANS PAYABLE
Loans payable consisted of the following at April 30, 2004:

Note to Bank of China dated February 8, 2004, due in monthly                              $     246,377
installments through February 8, 2005.  Interest rate at 6.03%. Secured by equipment

Note to Qufu City Credit Union dated May 10, 2003, due in monthly installments on November 9, 2004.  Interest rate at 6.34%. Secured by
equipment                                                                                        12,077

Note to Qufu City Department of Treasury dated December 28, 2003, due
on June 28, 2004.  Interest rate at 5.58%. Secured by equipment                                 103,876

Note to various employees payable on demand through August 2004.
Interest rate at 5.58%. Secured by equipment and inventory. 38,647

Note to CICB dated March 10, 2004, due in monthly installments through March
2005. Interest rate at 5.58%. Secured by equipment and inventory.
                                                                                                 36,578
Note to Bank of China dated July 16, 2003, due on July 15, 2004. Interest rate at 6.675%. Secured by equipment and inventory.
                                                                                                331,380
Note to various individuals payable on demand through December 2004. Interest rate between 9%-10%.
                                                                                                 45,894
Note to Bank of China dated October 16, 2003, due on October 15, 2004. Interest rate at 6.90%. Secured by equipment and inventory.
                                                                                                178,744

Note payable to individual, non-interest bearing, payable on demand, unsecured. 100,000

Note payable to individual, non-interest bearing, payable on demand, unsecured. 259,662
                                                                               ------------------------
   Total                                                                                   $ 1,353,235
                                                                               =========================

           SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC. AND SUBSIDIARIES
                          (FORMERLY NETWORK USA, INC.)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             April 30, 2004 and 2003


NOTE 7 - INCOME TAXES

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" "SFAS 109". SFAS 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards. SFAS 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. The Company's subsidiaries in China are governed by the Income Tax Law of the People's Republic of China concerning Foreign Investment Enterprises and Foreign Enterprises and local income tax laws (the "PRC Income Tax Law"). Pursuant to the PRC Income Tax Law, wholly-owned foreign enterprises are subject to tax at a statutory rate of 33% (30% state income tax plus 3% local income tax).

The Company has a minimal net operating loss carryforward for tax purposes at April 30, 2004 expiring through the year 2024. Internal Revenue Code Section 382 places a limitation on the amount of taxable income that can be offset by carryforwards after a change in control (generally greater than a 50% change in ownership).

The table below summarizes the differences between the Company's effective tax rate and the statutory federal rate as follows for years ended April 30, 2004 and 2003:

                                           2004                       2003
                                     -----------------    ----------------------
  Computed "expected" tax expense         34.0 %                     34.0 %
  State income taxes                       5.0 %                      5.0 %
  Other permanent differences            (35.0)%                    (35.0)%
  Foreign income taxes                     7.0 %                     34.0 %
                                     -----------------    ----------------------
  Effective tax rate                      37.0 %                     34.0 %
                                     =================    ======================

NOTE 8 - STOCKHOLDERS' EQUITY

Preferred stock

The Company is authorized to issue 1,000,000 shares of Preferred Stock, par value $.001, with such designations, rights and preferences as may be determined from time to time by the Board of Directors.

Common Stock

On July 27, 2004, the Company's board of directors approved a 6 for 1 forward stock split. All per share data included in the accompanying consolidated financial statement have been adjusted retroactively to reflect the forward split.

           SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC. AND SUBSIDIARIES
                          (FORMERLY NETWORK USA, INC.)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             April 30, 2004 and 2003

NOTE 8 - STOCKHOLDERS' EQUITY (continued)

On April 30, 2004, the Company issued 1,000,002 shares of common stock for debt. The Company valued these shares at the quoted trading price on the date of grant of $0.10 per common share. In connection with these shares, the Company reduces a loan payable by $100,000.

On April 30, 2004, the Company granted 2,125,002 shares of common stock to consultants for business development and marketing services. The Company valued these shares at the quoted trading price on the date of grant of $0.10 per common share. In connection with these shares, the Company recorded consulting expense of $112,500 and deferred consulting expense of $100,000, which will be amortized into consulting expense over the term of the contract.

NOTE 9 - COMMITMENTS

Operating Leases

The Company leases office and manufacturing space under leases In Shandong, China that expire through xxxx. Future minimum rental payments required under these operating leases are as follows:

              Period Ended April 30, 2005                       $  21,739
              Period Ended April 30, 2006                       $  21,739
              Period Ended April 30, 2007                       $  21,739
              Period Ended April 30, 2007                       $  21,739
              Period Ended April 30, 2007                       $  21,739
              Thereafter                                        $ 108,695

Rent expense for the years ended April 30, 2004 and 2003 amounted to $29,167 and $25,845, respectively.

NOTE 10 - LEGAL PROCEEDINGS
The Company is not a party to any pending legal proceeding. No federal, state or local governmental agency is presently contemplating any proceeding against the Company. No director, executive officer or affiliate of the Company or owner of record or beneficially of more than five percent of the Company's common stock is a party adverse to the company or has a material interest adverse to the Company in any proceeding.
NOTE 11 - CHINA CONTRIBUTION PLAN AND PROFIT APPROPRIATION

The Company's subsidiaries in China participate in a government-mandated multi-employer defined contribution plan pursuant to which certain retirement, medical and other welfare benefits are provided to employees. Chinese labor regulations require the Company's subsidiaries to pay to the local labor bureau a monthly contribution at a stated contribution rate based on the monthly basic compensation of qualified employees. The relevant local labor bureau is responsible for meeting all retirement benefit obligations; the Company has no further commitments beyond its monthly contribution.

           SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC. AND SUBSIDIARIES
                          (FORMERLY NETWORK USA, INC.)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             April 30, 2004 and 2003


 NOTE 11 - CHINA CONTRIBUTION PLAN AND PROFIT APPROPRIATION (continued)

Pursuant to the laws applicable to China's Foreign Investment Enterprises, each of the Company's subsidiaries in China must make appropriations from its after-tax profit to non-distributable reserve funds as determined by the Board of Directors. These reserve funds include a (i) general reserve, (ii) enterprise expansion fund and (iii) staff bonus and welfare fund. The general reserve fund requires annual appropriations of 10% of after-tax profit (as determined under PRC GAAP) until these reserves equal 50% of the amount of paid-in capital; the other fund appropriations are at the Company's discretion. At April 30, 2004, Qufu has made an appropriation of approximately $587,054 to the general reserve fund which, upon certain regulatory approvals, can be used to increase Qufu's PRC GAAP capital.

NOTE 12 - OPERATING RISK

(a) Country risk

Currently, the Company's revenues are mainly derived from sale of herbs, beet sugar and veterinary products in the Peoples Republic of China (PRC). The Company hopes to expand its operations to countries outside the PRC, however, such expansion has not been commenced and there are no assurances that the Company will be able to achieve such an expansion successfully. Therefore, a downturn or stagnation in the economic environment of the PRC could have a material adverse effect on the Company's financial condition.

(b) Products risk

In addition to competing with other companies, the Company could have to compete with larger US companies who have greater funds available for expansion, marketing, research and development and the ability to attract more qualified personnel if access is allowed into the PRC market. If US companies do gain access to the PRC markets, they may be able to offer products at a lower price. There can be no assurance that the Company will remain competitive should this occur.

(c) Exchange risk

The Company can not guarantee that the current exchange rate will remain steady, therefore there is a possibility that the Company could post the same amount of profit for two comparable periods and because of a fluctuating exchange rate actually post higher or lower profit depending on exchange rate of Chinese Remnibi converted to US dollars on that date. The exchange rate could fluctuate depending on changes in the political and economic environments without notice.

           SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC. AND SUBSIDIARIES
                          (FORMERLY NETWORK USA, INC.)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             April 30, 2004 and 2003

NOTE 12 - OPERATING RISK (continued)

(d) Political risk

Currently, PRC is in a period of growth and is openly promoting business development in order to bring more business into PRC. Additionally PRC allows a Chinese corporation to be owned by a United States corporation. If the laws or regulations are changed by the PRC government, the Company's ability to operate the PRC subsidiaries could be affected.

(e) Key personnel risk

The Company's future success depends on the continued services of executive management in China. The loss of any of their services would be detrimental to the Company and could have an adverse effect on business development. The Company does not currently maintain key-man insurance on their lives. Future success is also dependent on the ability to identify, hire, train and retain other qualified managerial and other employees. Competition for these individuals is intense and increasing.

(f) Performance of subsidiaries risk

Currently, a majority of the Company's revenues are derived via the operations of the subsidiaries. Economic, governmental, political, industry and internal company factors outside of the Company's control affect each of the subsidiaries. If the subsidiaries do not succeed, the value of the assets and the price of our common stock could decline. Some of the material risks relating to the partner companies include the fact that three of the subsidiaries are located in China and have specific risks associated with that and the intensifying competition for the Company's products and services and those of the subsidiaries

NOTE 13 - SUBSEQUENT EVENTS

On May 1, 2004, the Company entered into three one-year consulting agreements with third party consultants for business development services. In connection with these consulting agreements, the Company granted an aggregate of 1,500,000 shares of common stock. In connection with these shares, the Company recorded deferred consulting expense of $150,000, which will be amortized into consulting expense over the term of the contract.